RELATED PARTY TRANSACTIONS (Tables)	6 Months Ended
Jun. 30, 2012
RELATED PARTY TRANSACTIONS [Abstract]
Schedule of Related Party Transactions

Net expenses (income) from related parties:

	Three months ended June 30,		Six months ended June 30,
(in thousands of $)	2012	2011	2012	2011
Transactions with Golar and affiliates:

Management and administrative services fees (a)	701	526	1,323	526
Ship management fees (b)	793	774	1,586	1,548
Interest expense on Golar LNG vendor financing loan (for the Golar Freeze) (c)	3,793	—	7,586	—
Total	5,287	1,300	10,495	2,074

Receivables (payables) from related parties:

As of June 30, 2012 and December 31, 2011 balances with related parties consisted of the following:

(in thousands of $)	June 30, 2012	December 31, 2011
Trading balances due to Golar and affiliates (d)	1,392	3,076
Golar LNG vendor financing loan (for the Golar Freeze) (c)	(222,310)	(222,310)
	(220,918)	(219,234)

(a) Management and administrative services agreement - On March 30, 2011, the Partnership entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to the Partnership certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management's costs and expenses incurred in connection with providing these services. The Partnership may terminate the agreement by providing 120 days written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to the Partnership for the provision of technical and commercial management of the vessels. Each of the Partnership's vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(c) Golar LNG vendor financing loan for theGolar Freeze- In October 2011, in connection with the purchase of the Golar Freeze, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a payment of $222.3 million due in October 2014.

(d) Trading balances - Receivables and payables with Golar and its affiliates are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Partnership pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of the Partnership including ship management and administrative service fees due to Golar.

(e) $20 million revolving credit facility - On April 13, 2011, the Partnership entered into a $20 million revolving credit facility with Golar.  The facility matures in December 2014 and is unsecured and interest-free. As of June 30, 2012 and December 31, 2011, the Partnership had not borrowed under the facility.

(f)  Dividends to China Petroleum Corporation - During the three months and six months ended June 30, 2012 and 2011, Faraway Maritime Shipping Co., which is 60% owned by the Partnership and 40% owned by China Petroleum Corporation ("CPC"), paid total dividends to CPC of $0.6 million and $1.2 million, and $1.0 million and $1.0 million, respectively.